SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):

                                February 7, 1997


                              ORYX TECHNOLOGY CORP.
             (Exact name of registrant as specified in its charter)


                           Delaware 1-12680 22-2115841
     (State or other jurisdiction (Commission File Number) (I.R.S. Employer of incorporation) Identification No.)





                47341 Bayside Parkway, Fremont, California 94538
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (510) 249-1144

          -------------------------------------------------------------

       This report on form 8-K, including all exhibits, contains ___ pages



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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

          On February 7, 1997, the Registrant closed a private placement (the "Second Closing") in which it issued and sold 910,000 shares of its common stock to qualified institutional investors which are not "U.S. Persons" (as that term is defined in Rule 902(o) under the Securities Act of 1933, as amended (the
"Act")) for a per share price of $1.90, raising proceeds of $1,556,100. The transaction was intended to be exempt from the registration requirements of the Act pursuant to Regulation S thereunder. On December 24, 1996, the Registrant raised an additional $1,954,362 through the sale of 1,134,130 shares of its common stock also pursuant to Regulation S under the Act (the "First Closing"), which transaction was previously reported on a Form 8-K filed with the Securities and Exchange Commission (the "Commission") on January 3, 1997 and on a Form 10-Q filed with the Commission on January 14, 1997. The First Closing and the Second Closing are hereinafter collectively referred to as the "Offering." The Registrant has agreed to file a registration statement with the Commission under the Act, at its own expense, within 90 days of the First Closing to register the shares sold in the Offering, including the shares of common stock underlying the Yorkton Warrants, as defined below, for resale by investors, and has agreed to use its best efforts to cause such registration statement to be declared effective by the Commission within 180 days of the First Closing.

          Pursuant to an Agency Agreement dated December 4, 1996 and amended January 23, 1997 (the "Agency Agreement"), the Registrant retained Yorkton Securities Inc. ("Yorkton") to act on a best efforts basis as its exclusive agent in connection with the Offering. Under the terms of the Agency Agreement, the Registrant paid Yorkton commissions and expenses totaling $215,000 for the First Closing, $173,000 for the Second Closing, and further issued to Yorkton warrants to purchase a total of 163,530 shares of the Registrant's common stock at a price of $1.90 per share (the "Yorkton Warrants").


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS



(c)      Exhibits.

         (1) Agency Agreement between Oryx Technology Corp. and Yorkton Securities Inc. dated as of December 4, 1996.

                  (1)(A) Amendment No. 1 to Agency Agreement between Oryx
                         Technology Corp.and Yorkton Securities Inc. dated as of January 23, 1997.

                  (1)(B) Form of Warrant issued by Oryx Technology Corp. to
                         Yorkton Securities Inc.




                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   February 21, 1997                   ORYX TECHNOLOGY CORP. (Registrant)


                                            By:  /s/  Arvind Patel
                                            ----------------------
                                            Arvind Patel
                                            Chief Executive Officer